UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2021

MGP Ingredients, Inc.
(Exact name of registrant as specified in its charter)

Kansas	0-17196	45-4082531
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Cray Business Plaza
100 Commercial Street
Box 130
Atchison, Kansas 66002
(Address of principal executive offices) (Zip Code)

(913) 367-1480
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	MGPI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 22, 2021, MGP Ingredients, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), with London HoldCo, Inc. (“HoldCo”), Luxco Group Holdings, Inc., LRD Holdings LLC, LDL Holdings DE, LLC, and KY Limestone Holdings LLC (together, the “Luxco Companies”), the shareholders of London HoldCo, Inc. (the “Sellers”), and Donn Lux, as Sellers’ Representative. Pursuant to the Merger Agreement, and upon the terms and subject to the conditions therein, HoldCo will merge with and into the Company with the Company surviving the merger (the “Merger”). Following the Merger, the Luxco Companies will become wholly-owned subsidiaries of the Company. Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Closing”), the Company will pay to the Sellers an aggregate of $237.5 million in cash (less assumed indebtedness) and 5,007,833 shares of common stock of the Company (the “Company Shares”, and together with the cash portion, the “Merger Consideration”). The purchase price is subject to customary purchase price adjustments, including working capital, which adjustments are anticipated to be paid in cash.

Under the terms of the Merger Agreement, the completion of the Merger is subject to certain customary closing conditions, including, among others: (i) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (ii) the absence of any order restraining, enjoining, or otherwise prohibiting the consummation of the Merger, (iii) filing of all required notices, transfers, applications, termination or documentation required under applicable law with the Alcohol and Tobacco Tax and Trade Bureau of the United States, and the licensing boards of the states of Kentucky, Missouri and Ohio such that there is continuity and survival of permits held by the Luxco Companies for the operation of the business as of the Closing, (iv) the accuracy of the parties’ respective representations and warranties in the Merger Agreement, subject to specified materiality qualifications, (v) compliance by the parties with their respective covenants in the Merger Agreement in all material respects, (vi) the absence of a material adverse effect (as defined in the Merger Agreement) with respect to either party on or after the date of the Merger Agreement, and (vii) execution by the Company of the shareholders’ agreement described below (the “Shareholders Agreement”) .

Pursuant to the terms of the Shareholder Agreement, the Sellers will receive the right to nominate two Group A directors for election to the board by the Company’s common stockholders at each stockholders meeting at which Group A directors are elected, commencing with the Company’s 2021 annual meeting of stockholders. One of the initial nominees will be Donn Lux, the Chief Executive Officer of the Luxco Companies. The right to nominate two directors is conditioned upon the Sellers having beneficial ownership of 15% or more of the Company’s issued and outstanding common stock. The Shareholder Agreement further provides that so long as the Sellers beneficially own greater than 10% but less than 15% of the Company’s issued and outstanding common stock, the Sellers may nominate one director candidate for election to the Company board. Karen Seaberg and Lori Mingus will also be parties to the Shareholders Agreement, pursuant to which they will agree to vote shares of stock beneficially owned by them in favor of such nominees.

The Company has also agreed to grant certain registration rights to the Sellers with respect to the Company Shares, subject to the terms and conditions of a registration rights agreement to be entered into between the Company and the Sellers at the Closing.

The Merger Agreement contains customary representations and warranties from both the Company and the Luxco Companies, and customary covenants, including, among other things, covenants relating to (i) the conduct of the Luxco Companies business during the interim period between the execution of the Merger Agreement and the Closing, (ii) obtaining regulatory approvals, (iii) obtaining third party consents; and (iv) taking actions to cause the expiration or termination under the HSR Act. Except for the fundamental representations identified in the Merger Agreement, which will survive for 20 years after Closing, in general, the representations and warranties of the Luxco Companies in the Merger Agreement will not survive the Closing, and the Company has arranged a representation and warranty insurance policy. The representations and warranties insurance policy is subject to certain policy limits, exclusions, deductibles and other terms and conditions.

The Merger Agreement may be terminated at any time prior to the Closing by mutual written consent of Sellers’ Representative and the Company, or by either party if (i) the other party has breached any of the representations, warranties, covenants or agreements, which gives rise to the failure of any of the conditions described above and such breach has not been cured within 30 days of receipt of written notice of such breach from the other party, (ii) any of the conditions set forth in the Merger Agreement have not been fulfilled by April 22, 2021, subject to extension until June 21, 2021 if required to obtain any required regulatory approvals, or (iii) the there is a law or final governmental order prohibiting the Merger. If the Merger Agreement is terminated pursuant to its terms, it shall be of no further force and effect. Consummation of the transaction contemplated by the Merger Agreement is not subject to any financing condition, and there is no termination or reverse termination fee in connection with the Merger Agreement.

The cash portion of the Merger Consideration, plus transaction-related expenses, is expected to be financed with borrowings under the Company’s existing revolving credit facility.

The Merger Agreement and the consummation of the transactions contemplated thereby have been unanimously approved by the Company board of directors.

Subject to obtaining necessary regulatory approvals, the Company currently anticipates closing the Merger during the first half of 2021.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated by reference herein. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or the Luxco Companies. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedule provided by each of the Company and the Luxco Companies to each other in connection with the signing of the Merger Agreement or in filings of the parties with the United States Securities and Exchange Commission (the “SEC”). The confidential disclosure schedule contains information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Merger Agreement. In addition, these representations and warranties (i) may be intended not as statements of fact, but rather as a way of allocating risk to one of the various parties involved in the transaction if those statements prove to be inaccurate, (ii) may apply materiality standards different from what may be viewed as material to investors and securities holders, and (iii) were made only as of the date of the Merger Agreement or as of such other date or dates as may be specified in the Merger Agreement. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. Investors and securities holders are urged not to rely on such representations and warranties as characterizations of the actual state of facts or circumstances at this time or any other time.

Item 3.02. Unregistered Sales of Equity Securities.

The information reported above under Item 1.01 of this Current Report on Form 8-K regarding the Company Shares is incorporated herein by reference.

The Company Shares will be issued pursuant to exemptions from registration under the Securities Act of 1933 by reason of Section 4(a)(2) and Regulation D thereof.

Item 5.07. Submission of Maters to a Vote of Security Holders.

Pursuant to the terms of the Company’s articles of incorporation, only the holders of the Company’s preferred stock are entitled to vote upon any merger of the Company with another corporation. There are currently 437 shares of preferred stock outstanding. On January 22, 2021, the holders of 297 shares, or 68%, of the preferred stock executed a written consent to approve the Merger. The delivery of the written consent was sufficient to approve the Merger Agreement and the transactions contemplated thereby, including the Merger, without seeking the written consent from the other holders of preferred stock or a vote of the holders of the common stock.

Item 7.01. Regulation FD Disclosure.

On January 25, 2021, the Company released an investor presentation regarding the Merger. A copy of the investor presentation is furnished as Exhibit 99.1.

Also on January 25, 2021, the Company issued a press release announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The foregoing is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

This Current Report on Form 8-K contains forward-looking statements as well as historical information. All statements, other than statements of historical facts, included in this news release regarding the prospects of our industry and our prospects, plans, financial position, business strategy, guidance on changes in operating income, sales, gross margin, and future effective tax rate may constitute forward-looking statements. In addition, forward-looking statements are usually identified by or are associated with such words as “intend,” “plan,” “believe,” “estimate,” “expect,” “anticipate,” “hopeful,” “should,” “may,” “will,” “could,” “encouraged,” “opportunities,” “potential,” and/or the negatives or variations of these terms or similar terminology. The forward-looking statements contained herein include, but are not limited to, statements about the expected effects on the Company of the proposed acquisition of the Luxco Companies, the expected timing and conditions precedent relating to the proposed acquisition of the Luxco Companies, anticipated earnings enhancements, synergies and other strategic options.

Forward looking statements are usually identified by or are associated with such words as “intend,” “plan,” “believe,” “estimate,” “expect,” “anticipate,” “hopeful,” “should,” “may,” “will,” “could,” “encouraged,” “opportunities,” “potential,” and/or the negatives or variations of these terms or similar terminology. These forward-looking statements reflect management’s current beliefs and estimates of future economic circumstances, industry conditions, Company performance, and Company financial results and financial condition and are not guarantees of future performance. All such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statements. Important factors that could cause actual results to differ materially from our expectations include, among others: (i) the satisfaction of the conditions to closing the transaction to acquire the Luxco Companies in the anticipated timeframe or at all; (ii) the failure to obtain necessary regulatory approvals related to the acquisition of the Luxco Companies; (iii) the ability to realize the anticipated benefits of the acquisition of the Luxco Companies; (iv) the ability to successfully integrate the businesses; (v) disruption from the acquisition of the Luxco Companies making it more difficult to maintain business and operational relationships; (vi) significant transaction costs and unknown liabilities;(vii) litigation or regulatory actions related to the proposed acquisition of the Luxco Companies, and (viii) the financing of the acquisition of the Luxco Companies. Additional factors that could cause results to differ materially include, among others, (i) disruptions in operations at our Atchison facility, our Indiana facility, or any Luxco Companies facility, (ii) the availability and cost of grain and flour, and fluctuations in energy costs, (iii) the effectiveness of our grain purchasing program to mitigate our exposure to commodity price fluctuations, (iv) the effectiveness or execution of our strategic plan, (v) potential adverse effects to operations and our system of internal controls related to the loss of key management personnel, (vi) the competitive environment and related market conditions, (vii) the impact of the COVID-19 pandemic, (viii) the ability to effectively pass raw material price increases on to customers, (ix) our ability to maintain compliance with all applicable loan agreement covenants, (x) our ability to realize operating efficiencies, (xi) actions of governments, and (xii) consumer tastes and preferences. For further information on these and other risks and uncertainties that may affect our business, including risks specific to our Distillery Products and Ingredient Solutions segments, see Item 1A. Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2019 and Form 10-Q for the quarter ended September 30, 2020.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

2.1*
Agreement and Plan of Merger, dated as of January 22, 2021, by and among MGP Ingredients, Inc., London HoldCo, Inc., Luxco Group Holdings, Inc., LRD Holdings LLC, LDL Holdings DE, LLC, KY Limestone Holdings LLC, upon signing a joinder agreement, the shareholders of London HoldCo, Inc., and Donn Lux, as Sellers’ Representative

2.2
Joinder to the Agreement and Plan of Merger dated as of January 22, 2021 by and among MGP Ingredients, Inc., London HoldCo, Inc., Luxco Group Holdings, Inc., LRD Holdings LLC, LDL Holdings DE, LLC, KY Limestone Holdings LLC, Donn Lux, as Sellers’ Representative, and the shareholders of London Holdco, Inc.

99.1	Investor presentation dated January 25, 2021

99.2	Press release dated January 25, 2021

104	The cover page from this Current Report on Form 8-K, formatted in iXBRL (Inline Extensible Business Reporting Language)

* Schedules or exhibits omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        MGP INGREDIENTS, INC.

Date: January 22, 2021	By:	/s/ Brandon M. Gall
Brandon M. Gall, Vice President, Finance and Chief Financial Officer